GL.2005.121

Supplement Dated May 11, 2005

To Prospectus Dated May 1, 2005

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

The New Jersey Judicial Retirement System (JRS)

This document is a supplement to the prospectus dated May 1, 2005 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the State of New Jersey — State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates. In this supplement, we list the 16 funds that are available to you under the State of New Jersey — State House Commission (on behalf of the Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions Of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

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                                                     Transaction Fees

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------------------------------- ------------------------------------ ------------------------------------------------------
            Charge                    When Charge is Deducted                           Amount Deducted

------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Charge for Sales Expenses        This charge is deducted from each   Maximum - 3.5% of each premium payment.
(Load)                          premium when the premium is paid.    Current charge - 0.0%.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Charge for Taxes Attributable   This charge is deducted from each    Current amount deducted - 2.52% of each premium
to Premiums1                    premium when the premium is paid.    payment.

------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Charge for Processing           This charge is deducted from each    Maximum - $2 from each premium payment.
Premiums                        premium when the premium is paid.    Current charge - $0.00.

------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Surrender Charge (Load)         This charge is assessed on a full    Maximum - the lesser of $20 or 2% of the amount
                                Surrender of a Certificate.          surrendered.
                                                                     Current charge - $0.00.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Withdrawal Charge               This charge is assessed on a         Maximum - the lesser of $20 or 2% of the amount
                                Withdrawal (Partial Surrender).      withdrawn.
                                                                     Current charge - $0.00.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Transfer Charge                 This charge is assessed when         Maximum - $20 per transfer after the twelfth.
                                transfers between investment         Current charge - $0.00
                                options exceed 12 in a Certificate
                                year.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Charge for Additional           This charge is assessed each time    Maximum - $20 per statement
Statements                      you request an additional            Current charge - $0.00
                                statement.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Loan Transaction Charge         This charge is assessed when a       Maximum - $20 for each loan.
                                loan is processed.                   Current charge - $0.00.
------------------------------- ------------------------------------ ------------------------------------------------------
------------------------------- ------------------------------------ ------------------------------------------------------
Loan Interest                   This charge accrues daily.           Current charge - The Loan Account crediting rate
                                                                     plus 2%. The Loan Account crediting rate will
                                                                     generally be equal to the Fixed Account crediting
                                                                     rate.
------------------------------- ------------------------------------ ------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                  Periodic Charges Other Than The Funds' Operating Expenses

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---------------------------------------- -------------------------------- ----------------------------------------------------
                Charge                           When Charge is                             Amount Deducted
                                                    Deducted
---------------------------------------- -------------------------------- ----------------------------------------------------
---------------------------------------- -------------------------------- ----------------------------------------------------
Separate Account Charge                          Deducted daily           Maximum - 0.90% of the amount of assets in the
(for Mortality and Expense Risk)                                          variable investment options.
                                                                          Current - 0.45% of the amount of assets in the
                                                                          variable investment options
---------------------------------------- -------------------------------- ----------------------------------------------------
Charge for Administrative Expenses             Deducted Bi-weekly         Maximum - $2.77
                                                                          Current - $1.15
---------------------------------------- -------------------------------- ----------------------------------------------------
*Cost of Insurance2                                                       Maximum -$83.33
                                                                          Minimum - $0.04**
        Charge for a Representative             Deducted monthly          Representative current charge - $0.37****
        Certificate Owner

---------------------------------------- -------------------------------- ----------------------------------------------------
---------------------------------------- -------------------------------- ----------------------------------------------------
*Additional Insurance Benefits3:
---------------------------------------- -------------------------------- ----------------------------------------------------
---------------------------------------- -------------------------------- ----------------------------------------------------
        Spouse and Child Term                                             Maximum - $2.00***
        Insurance                               Deducted monthly          Minimum  - $2.00***
                                                                          Representative current charge - $2.00*****

---------------------------------------- -------------------------------- ----------------------------------------------------

    *  The charges  shown for Cost of  Insurance  are  expressed  as rates per $1,000 of Net Amount at Risk.  The  charges  shown for
       Spouse and Child Term Insurance are expressed as rates per unit. One unit includes  $5,000 spouse  coverage and $5,000  coverage per child, if any.
   **  This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
  ***  These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
 ****  The representative current charge for cost of insurance is a sample rate currently charged for a 58 year old insured, who is an active employee in NJ JRS.
*****  The representative current charge for additional insurance benefits are sample rates currently charged.

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3 These benefits may not be available to some groups.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund's fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

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                       Total Annual Fund Operation Expenses*                              Minimum          Maximum

------------------------------------------------------------------------------------- ---------------- -----------------
------------------------------------------------------------------------------------- ---------------- -----------------
Gross  expenses  deducted  from  the  Fund's  assets,   including  management  fees,
distribution and/or service (12b-1) fees, and other expenses                               0.38%            1.37%
------------------------------------------------------------------------------------- ---------------- -----------------

*For 2004, the net fees of these funds ranged on an annual basis from 0.38% to 1.25% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 16 variable investment options offered under the New Jersey Judicial Retirement System (“JRS”) Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio: Seeks long-term growth of capital.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio: Seeks capital appreciation.

Franklin® Templeton® Variable Insurance Products Trust (Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Janus Aspen Series (Institutional Shares)

Large Cap Growth Portfolio (formerly Growth Portfolio): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Lazard Retirement Series, Inc.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000® Index that the investment manager believes are undervalued.

MFS® Variable Insurance TrustSM(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Scudder Variable Series II

Scudder High-Income Portfolio: Seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today’s “new America.” The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector’s contribution to GDP from year to year.

Fund Fees and Expenses

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                                                  Investment
                                                   Advisory      Other      12b-1      Total
                   Fund Name                         Fees       Expenses     Fees     Expenses
------------------------------------------------------------------------------------------------

 Prudential Series Fund,  Inc.
 (Class I Shares)
    Diversified Bond Portfolio                      0.40%        0.05%        --       0.45%
    Equity Portfolio                                0.45%        0.03%        --       0.48%
    Flexible Managed Portfolio                      0.60%        0.02%        --       0.62%
    Global Portfolio                                0.75%        0.09%        --       0.84%
    Jennison Portfolio                              0.60%        0.04%        --       0.64%
    Money Market Portfolio                          0.40%        0.05%        --       0.45%
    Stock Index Portfolio                           0.35%        0.03%        --       0.38%
    Value Portfolio                                 0.40%        0.04%        --       0.44%
------------------------------------------------------------------------------------------------

 Franklin Templeton Variable
 Insurance Products Trust  (Class 2 Shares)
     Templeton Foreign Securities Fund (1)          0.68%        0.19%      0.25%      1.12%
------------------------------------------------------------------------------------------------

 Janus Aspen Series  (Institutional Shares)
     Large Cap Growth Portfolio (formerly
       Growth Portfolio)                            0.64%        0.02%        --       0.66%
     International Growth                           0.64%        0.04%        --       0.68%
------------------------------------------------------------------------------------------------

 Lazard Retirement Series, Inc.
     Small Cap Portfolio (2)                        0.75%        0.37%      0.25%      1.37%
------------------------------------------------------------------------------------------------

 MFS Variable Insurance Trust
 (Initial Class Shares)
     MFS Research Series (3)                        0.75%        0.13%        --       0.88%
------------------------------------------------------------------------------------------------

 Scudder Variable Series II
     Scudder High Income Portfolio                  0.60%        0.06%        --       0.66%
------------------------------------------------------------------------------------------------

 T. Rowe Price Variable Funds
     Equity Income Portfolio (4)                    0.85%        0.00%        --       0.85%
     New America Growth Portfolio (4)               0.85%        0.00%        --       0.85%
------------------------------------------------------------------------------------------------
(1)

The Fund’s manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission.

(2)

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25%.

(3)

The series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and divided disbursing agent. The series may have entered into or may enter into brokerage arrangements that reduce or recapture series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, “Net Expenses” would be lower for the series and would equal 0.87%.

(4)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund’s independent directors.

Fund Advisers

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Series Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Series Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Series Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Series Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global, Jennison and the Value Portfolios. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the Diversified Bond and the Money Market Portfolios. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PIM had approximately $144 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Quantitative Management Associates LLC (“QMA”) serves as the subadviser for the Stock Index Portfolio. QMA also serves as subadviser to a portion of the Flexible Managed Portfolio. QMA is a wholly-owned indirect subsidiary of PIM. As of December 31, 2004, QMA had approximately $52 billion in assets under management. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated (“GEAM”) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s address is 399 Park Avenue, New York, New York 10022.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment manager for the Templeton Foreign Securities Fund.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser and Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management (“Lazard”), a Delaware limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the above-mentioned MFS series is Massachusetts Financial Services Company (“MFS”). MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

The asset manager of the above-mentioned Scudder Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, New York 10154.

The investment manager for each T. Rowe Price portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential Insurance with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential Insurance has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under the JRS Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential Insurance deducts a charge of 2.52% from each premium payment. This charge is to compensate us for incurring state and local premium taxes (currently 2.17%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges For Mortality And Expense Risks. Prudential Insurance deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential Insurance does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

3.

Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.

Bi-Weekly Charges. Prudential Insurance deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $1.15 for administrative expenses from your Certificate Fund. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $29.81, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.044, and applies to insured active employees under age 25.

        The following table provides sample per thousand cost of insurance rates (net of taxes):

                           -------------------------------- -----------------------------------------------
                                    Insured's Age           Monthly Cost of Insurance Rate per $1000
                           -------------------------------- -----------------------------------------------
                           -------------------------------- -----------------------------------------------
                                         35                                     $.078
                           -------------------------------- -----------------------------------------------
                           -------------------------------- -----------------------------------------------
                                         45                                     $.130
                           -------------------------------- -----------------------------------------------
                           -------------------------------- -----------------------------------------------
                                         55                                     $.373
                           -------------------------------- -----------------------------------------------
                           -------------------------------- -----------------------------------------------
                                         65                                     $1.103
                           -------------------------------- -----------------------------------------------
Spouse and child term insurance: The rate for spouse and child term insurance is currently $2.00 per unit. Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

5.	Possible Additional Charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility:

o	Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere.

We refer to each Eligible Group Member who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

o	Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse may apply for coverage on the life of the Judge.

o	In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

o	When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential Insurance evidence of the incapacity within 31 days after coverage would end.

o	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period. You may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential Insurance. Prudential Insurance will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

o	A judge requests 1½ times salary when first eligible to enroll (i.e., when a new judge first starts service as a judge).

o	A judge requests spouse or dependent child term life insurance coverage when the judge is first eligible to enroll (i.e., when a new judge first starts service as a judge).

o	A judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

o	A judge retires and opts to continue coverage at retirement.

o	A judge terminates service and opts to continue as portable coverage.

o	A participant (judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

o	A judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new judge first starts service as a judge). Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

o	A judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

o	A judge requests to increase insurance coverage from 1½ times salary to some higher amount.

o	A judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential Insurance will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential Insurance will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Changes In Face Amount

Increases In Face Amount: After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases In Face Amount: Generally, your face amount will not decrease unless you request a decrease from Prudential Insurance. However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the Changes In Face Amount and Taxes sections of the prospectus.

Effect Of Purchasing This Contributory Insurance On Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey. The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the judges’ Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.

See the Taxes section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means you have a life expectancy of 6 months or less.

Dependent Term Life Insurance: You may buy $5,000 of term life insurance for your eligible spouse. You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Retiree rates are identical to those of active judges. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position As A Judge For Reasons Other Than Retirement

You may continue your coverage on a “portable” basis if you leave the JRS for any reason. We call this “Portable Coverage.” Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential Insurance for a portable rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential Insurance may end the Group Contract. Prudential Insurance can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o	If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o	If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active judges and their dependents, the JRS will send routine premium payments to Prudential Insurance by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, judges on an approved leave of absence and Participants who choose Portable Coverage will be billed directly by Prudential Insurance on a quarterly basis and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges Are Deducted

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential Insurance. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

o	If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date. The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 45th day after the first day of the bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on that 45th day.

o	If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the “Free Look” Period section of the prospectus for more details.

Other Primary Features Of The Plan

The prospectus describes the standard features of the New Jersey JRS Group Contract, including:

o the free look period

o transfers between investment options

o dollar cost averaging

o how paid-up coverage may be available

o contestability rules

o how you can change future premium allocations among investment options

o the Death Benefit and contract values

o withdrawals

o details on how loans work

o how your insurance could end (known as "lapsing")

o reinstatement of your coverage

o tax treatment of Certificate benefits

o definitions of special terms

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract. Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.